Provident Financial Holdings, Inc.

Third Quarter of Fiscal 2021

March 31, 2021

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to, the expected or potential impact of the novel coronavirus (COVID-19) pandemic; increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to buy or sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission, which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2021 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$16.90
52-Week Range:	$11.40 - $18.23
Shares Outstanding:	7,516,547 shares
Market Capitalization:	$127.0 million
P/E (ttm):	21.95x
Diluted EPS (ttm):	$0.77
Annual Dividend & Yield:	$0.56 (3.31%)
As of March 31, 2021	

Franchise Overview



Lancaster
Palmdale
Victorville
Hesperia
Santa Barbara
Santa Clarita
Ventura
Oxnard
Simi Valley
Burbank
Pasadena
Thousand Oaks
Glendale
Pomona
Fontana
San Bernardino
Los Angeles
East Los Angeles
Ontario
Moreno Valley
Banning
Downey
Norwalk
Riverside
Torrance
Fullerton
Orange
Corona
Perris
Hemet
Palm Springs
Cathedral City
Indio
Garden Grove
Santa Ana
Huntington Beach
Costa Mesa
La Quinta
Coachella
Laguna Niguel
Temecula
Oceanside
Escondido
Carlsbad
Poway
Santee
San Diego
Chula Vista
Tijuana
Tecate
Mexicali
Calexico
El Centro
Brawley
Calipatria
Yucca Valley
Barstow
Bullhead City
Needles
Lake Havasu City
Parker
Blythe
Yuma
San Luis Rio Colorado
bing

Provident Bank Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley
- Orange Crest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

- Largest independent community bank headquartered in Riverside County, California
- Expanding customer base and market
- Tenth largest deposit market share in Riverside County; second largest deposit market share of community banks

Financial Performance

Developments

- Net Interest Income decreases approximately 2% (sequential quarter)
- Net Interest Margin decreases by six basis points (sequential quarter)
- Non-Interest Income increases by approximately 23% (sequential quarter)
- Operating Expenses are unchanged (sequential quarter)

Net Interest Income


(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$9.6
$8.9
$8.3
$8.2
$7.6
$7.5
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Non-Interest Income


(In Millions)
$2.0
$1.5
$1.0
$0.5
$0.0
$1.3
$1.1
$1.0
$1.2
$1.0
$1.2
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Operating Expenses


(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$7.6
$7.5
$6.6
$7.0
$6.9
$6.9
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Financial Performance

Pre-Provision, Pre-Tax Earnings


(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$3.4
$2.5
$2.7
$2.3
$1.7
$1.7
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Pre-Tax Income


(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$3.5
$1.6
$2.2
$2.1
$1.7
$1.9
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Quarterly Net Income


(In Millions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$2.4
$1.1
$1.6
$1.5
$1.2
$1.6
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Diluted Earnings Per Share


$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
$0.31
$0.15
$0.21
$0.20
$0.16
$0.21
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Financial Ratios

Net Interest Margin



4.00%
3.00%
2.00%
1.00%
0.00%
3.59%
3.30%
2.95%
2.84%
2.66%
2.60%
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Efficiency Ratio



90.00%
80.00%
70.00%
60.00%
50.00%
68.78%
75.12%
71.04%
74.91%
80.31%
79.82%
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Return on Average Assets



1.00%
0.75%
0.50%
0.25%
0.00%
0.87%
0.41%
0.55%
0.50%
0.40%
0.53%
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Return on Average Equity



10.00%
7.50%
5.00%
2.50%
0.00%
7.81%
3.70%
5.14%
4.78%
3.77%
4.99%
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Balances and Activity

Developments

- Loans Held for Investment balance decreases by approximately 2% (sequential quarter)
- Yield on Loans Held for Investment decreases 29 basis points from March 31, 2020
- Total Deposits balance increases by approximately 3% (sequential quarter)
- Deposit costs decline by 19 basis points from March 31, 2020
- Total Borrowings decline by approximately 4% (sequential quarter)
- Borrowing costs decline by 26 basis points from March 31, 2020

Loan to Investment Mix



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$82
$74
$123
$198
$207
$243
$942
$914
$903
$885
$855
$840
12/31/19
03/31/20
06/30/20
09/30/20
12/31/20
03/31/21
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
(In Millions)
$479
$347
$108
$476
$327
$106
$491
$299
$105
$483
$289
$105
$488
$258
$103
$483
$254
$100
12/31/19
03/31/20
06/30/20
09/30/20
12/31/20
03/31/21
Muti-Family
Single-Family
Commercial Real Estate

Portfolio Loan Originations and Purchases



(In Millions)
$100
$80
$60
$40
$20
$0
$82
$29
$44
$48
$30
$61
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Balances and Activity

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 03/31/21	Interest Rate	Balance as of 03/31/20	Interest Rate
Single-Family	$ 254,393	3.61%	$ 326,686	4.16%
Multi-Family	483,283	4.14%	475,941	4.33%
Commercial Real Estate	99,722	4.68%	105,691	4.78%
Construction	3,508	6.00%	6,346	6.49%
Other	140	5.25%	-	-
Commercial Business	851	6.39%	502	6.05%
Consumer	96	15.00%	122	15.00%
Total Loans Held for Investment	$ 841,993	4.05%	$ 915,288	4.34%
Advance Payments of Escrows	339		193	
Deferred Loan Costs, net	6,288		6,636	
Allowance for Loan Losses	(8,346)		(7,810)	
Total Loans Held for Investment, net	840,274		914,307	

Loan Composition as of 03/31/21



Other
0%
Construction
1%
Commercial Business
0%
Commercial
Real Estate
12%
Consumer
0%
Single-Family
30%
Multi-Family
57%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Balances and Activity

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$131
$131
$141
$136
$116
$111
$186
$186
$170
$161
$154
$146
$648
$650
$723
$744
$756
$787
12/31/19
03/31/20
06/30/20
09/30/20
12/31/20
03/31/21
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 03/31/2021	Rate	At 03/31/2020	Rate
Checking Accounts - Non Interest-Bearing	$ 124,043	- %	$ 86,585	- %
Checking Accounts - Interest-Bearing	320,704	0.04%	270,389	0.12%
Savings Accounts	302,673	0.05%	261,659	0.20%
Money Market Accounts	39,945	0.08%	31,575	0.21%
Time Deposits	146,391	0.77%	185,623	1.08%
Total Deposits	$ 933,756	0.16%	$ 835,831	0.35%
Brokered Deposits Included Above	$ -	- %	$ -	-%

Deposit Composition at 03/31/21



16%
13%
4%
34%
33%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowings Maturity Schedule

Category (Dollars In Thousands)	At 03/31/2021	Rate	At 03/31/2020	Rate
Overnight	$ -	-	$ -	-
Three Months or Less	-	-	-	-
Over Three to Six Months	21,000	1.75%	-	-
Over Six to Twelve Months	10,000	2.20%	20,000	3.85%
Over One to Two Years	20,000	1.75%	31,063	1.90%
Over Two to Three Years	40,000	2.25%	20,000	1.75%
Over Three to Four Years	10,000	2.61%	40,000	2.25%
Over Four to Five Years	10,000	2.79%	10,007	2.61%
Over Five Years	-	-	10,000	2.79%
Total Borrowings	$ 111,000	2.14%	$ 131,070	2.40%

Asset Quality

Developments

- Non-Performing Assets to Total Assets Ratio declines to 0.82% on March 31, 2021
- $200,000 Recovery from the Allowance for Loan Losses
- No REO
- Early-Stage Delinquencies remain at very low levels
- $3.1 million of Loans in Forbearance, approximately 0.37% of gross loans held for investment on March 31, 2021

NPA, NPA to Total Assets Ratio and ALLL to LHI Ratio



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
(In Thousands)
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%

	12/31/19	03/31/20	06/30/20	09/30/20	12/31/20	03/31/21
Non-Performing Assets	$3,427	$3,635	$4,924	$4,532	$10,270	$9,759
NPA to Total Assets	0.31%	0.33%	0.42%	0.38%	0.88%	0.82%
ALLL to LHI	0.73%	0.85%	0.91%	0.95%	0.99%	0.98%

(Recovery) Provision for Loan Losses



(In Thousands)
$1,000
$800
$600
$400
$200
$-
$(200)
$(400)
$874
$448
$220
$39
$(22)
$(200)
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Non-Performing Asset Composition 03/31/21



0%
0%
0%
0%
0%
8%
92%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)



(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$6,921
$7,810
$8,265
$8,490
$8,538
$8,346
12/31/19
03/31/20
06/30/20
09/30/20
12/31/20
03/31/21

ALLL Allocation as of 03/31/21



29%
57%
13%
1%
0%
0%
0%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

(Dollars in Thousands)	At March 31, 2021				At March 31, 2020			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	-	$ -	29	$ 8,973	5	$2,823	16	$ 3,601
Multi-Family	-	-	1	786	-	-	-	-
Commercial Real Estate	-	-	-	-	-	-	-	-
Construction	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	-	-	-	-	1	34
Consumer Loans	-	-	-	-	-	-	-	-
Total	-	$ -	30	$ 9,759	5	$2,823	17	$ 3,635

Net Charge-Offs (Recoveries)



(In Thousands)
$5
$-
$(5)
$(10)
$(15)
$(20)
$(14)
$(15)
$(7)
$(5)
$(9)
$(8)
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Asset Quality

Geographic Location

Category	Inland Empire		Southern California (1)		Other California		Other States		Total	
	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$ 72,944	29%	$ 106,568	42%	$ 74,587	29%	$ 294	0%	$ 254,393	100%
Multi-Family	70,260	15%	304,224	63%	108,504	22%	295	0%	483,283	100%
Commercial Real Estate	22,176	22%	43,594	44%	33,952	34%	-	0%	99,722	100%
Construction	415	12%	3,093	88%	-	0%	-	0%	3,508	100%
Other	-	0%	140	100%	-	0%	-	0%	140	100%
Total	$ 165,795	20%	$ 457,619	54%	$ 217,043	26%	$ 589	0%	$ 841,046	100%

(1) Other than Inland Empire.

Geographic Location 03/31/21


0%
20%
26%
54%
Inland Empire
Southern California (1)
Other California
Other States

(1) Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2013 & Prior	2014	2015	2016	2017	2018	2019	2020	YTD2021	TOTAL
Loan Balance (In Thousands)	$50,747	$690	$4,081	$11,172	$25,513	$32,150	$42,673	$45,584	$38,703	$251,313
Weighted Avg. LTV [1]	52%	34%	63%	56%	65%	66%	56%	65%	66%	61%
Weighted Avg. Age (In Years)	15.31	6.78	5.87	4.57	3.85	2.78	1.64	0.66	0.08	4.57
Weighted Avg. FICO [2]	730	741	748	755	733	741	765	751	766	748
Number of Loans	241	7	6	25	43	57	75	63	48	565
Geographic Breakdown (%)										
Inland Empire	38%	30%	16%	20%	35%	52%	12%	16%	30%	29%
Southern California [3]	51%	43%	68%	48%	49%	39%	57%	32%	18%	42%
Other California	10%	27%	16%	32%	16%	9%	31%	52%	52%	29%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2013 & Prior	2014	2015	2016	2017	2018	2019	2020	YTD2021	TOTAL
Loan Balance (In Thousands)	$28,959	$22,032	$35,514	$80,284	$57,009	$61,760	$93,938	$83,007	$21,180	$483,283
Weighted Avg. LTV [1]	41%	47%	46%	48%	48%	45%	43%	51%	49%	47%
W. Avg. Debt Coverage Ratio [2]	1.84x	1.35x	1.76x	1.66x	1.68x	1.54x	1.58x	1.57x	1.76x	1.64x
Weighted Avg. Age (In Years)	10.57	6.72	5.68	4.67	3.83	2.82	1.68	0.71	0.07	3.39
Weighted Avg. FICO [3]	749	768	751	764	750	756	765	762	757	759
Number of Loans	59	38	71	106	93	82	99	84	27	659
Geographic Breakdown (%)										
Inland Empire	31%	12%	16%	12%	17%	13%	9%	15%	20%	14%
Southern California [4]	55%	49%	57%	61%	67%	67%	68%	68%	41%	63%
Other California	13%	39%	27%	27%	16%	20%	23%	17%	39%	23%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) At time of loan origination, borrowers and/or guarantors.

(4) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2013 & Prior	2014	2015	2016	2017	2018	2019	2020	YTD2021	TOTAL [5][6]
Loan Balance (In Thousands)	$10,968	$8,048	$14,316	$10,410	$15,727	$14,305	$18,122	$7,298	$829	$99,722
Weighted Avg. LTV [1]	41%	31%	38%	44%	42%	42%	43%	37%	39%	40%
W. Avg. Debt Coverage Ratio [2]	1.58x	2.39x	1.80x	1.55x	1.64x	1.85x	1.44x	1.59x	1.76x	1.74x
Weighted Avg. Age (In Years)	8.40	6.62	5.70	4.83	3.56	2.82	1.71	0.59	0.08	4.10
Weighted Avg. FICO [3]	760	752	749	765	777	756	758	731	713	758
Number of Loans	12	15	20	17	18	24	20	10	2	138
Geographic Breakdown (%)										
Inland Empire	73%	18%	26%	13%	25%	11%	11%	7%	0%	22%
Southern California [4]	27%	58%	28%	53%	45%	43%	52%	47%	47%	44%
Other California	0%	24%	46%	34%	30%	46%	37%	46%	53%	34%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) At time of loan origination, borrowers and/or guarantors.
(4) Other than Inland Empire.
(5) Comprised of the following: $35.7 million in Office; $20.1 million in Retail; $20.1 million in Mixed Use ($7.7 million in Multi-Family/Retail, $4.4 million in Office/Retail, $2.7 million in Multi-Family/Office and $5.3 million in Other Mixed Use); $7.4 million in Warehouse; $6.2 million in Medical/Dental Office; $5.9 million in Mobile Home Parks; $1.6 million in Mini-Storage; $1.1 million in Restaurant/Fast Food; $751 thousand in Live/Work Unit; $529 thousand in Automotive – Non-Gasoline; and $256 thousand in Light Industrial/Manufacturing.
(6) Consisting of $93.6 million or 93.9% in investment properties and $6.1 million or 6.1% in owner occupied properties.

Loans in Forbearance (03/31/2021)

(Dollars In Thousands)	Number of Loans	Loan Balance	Weighted Avg. LTV[1]	Weighted Avg. FICO[2]	Weighted Avg. Debt Coverage Ratio[3]	Weighted Avg. Forbearance Granted[4]
Single-Family Loans	5	$ 1,841	69 %	715	N/A	7.9
Multi-Family Loans	1	$ 308	50 %	747	1.16 x	5.0
Commercial Real Estate Loans	1	945	48 %	704	1.71 x	4.0
Total Loans In Forbearance	7	$ 3,094	61 %	715	1.57 x	6.4

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination, borrowers and/or guarantors.
(3) At time of loan origination.
(4) In months.

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Developments

- Bank Capital Ratios remain strong
- 3.31% cash dividend yield (approximately)
- Resumption of stock repurchases in the third quarter of fiscal 2021

Stock Repurchase Plan Activity



(# of Shares)
60,000
50,000
40,000
30,000
20,000
10,000
-
2,361
46,756
-
-
-
54,707
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Bank Capital Ratios



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	12/31/19	03/31/20	06/30/20	09/30/20	12/31/20	03/31/21
Tier 1 Leverage Ratio	10.24%	10.36%	10.13%	9.64%	9.78%	9.99%
CET1 Ratio	16.62%	17.26%	17.51%	16.94%	18.30%	18.77%
Tier 1 Risk-Based Capital Ratio	16.62%	17.26%	17.51%	16.94%	18.30%	18.77%
Total Risk-Based Capital Ratio	17.65%	18.45%	18.76%	18.19%	19.56%	20.02%

Value Proposition



Stock Price to Tangible Book Value Multiple
1.40x
1.30x
1.20x
1.10x
1.00x
0.90x
0.80x
0.70x
0.60x

	06/30/19	09/30/19	12/31/19	03/31/20	06/30/20	09/30/20	12/31/20	03/31/21
Price/TBV	1.30x	1.27x	1.32x	0.92x	0.80x	0.71x	0.94x	1.01x